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                                                                   10.(iv)(D)(5)

                      MONTGOMERY WARD & CO., INCORPORATED
                                Fifth Amendment
                                    to the
                      Montgomery Ward & Co., Incorporated
                           Retirement Security Plan

     WHEREAS, Montgomery Ward & Co., Incorporated, an Illinois corporation ("Ward"), maintains the Montgomery Ward & Co., Incorporated Retirement Security Plan ("Plan"); and

     WHEREAS, pursuant to Section 17.1 Power to Amend, the Benefit Plans
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Committee of Ward ("Committee") has reserved the power to amend the Plan; and

     WHEREAS, the Committee desires to amend the Plan.

     NOW, THEREFORE, the Plan is amended effective September 17, 1997 in the following manner:

     1.   ARTICLE II, Definitions, is hereby amended by adding the following new
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definitions:

          "2.5A 'Average Weekly Hours' means the most recent twelve (12) months actual hours paid divided by fifty-two (52) weeks, or, if the Eligible Location Shutdown Participant has less than one (1) year of Continuous Service, the Eligible Location Shutdown Participant's actual hours paid since the start of the period of Continuous Service divided by the number of weeks paid.

          2.13A  'Daily Pay Rate' means the Weekly Pay Rate divided by five (5).

          2.18A 'Eligible Location Shutdown Participant' means each Associate (other than each part-time or temporary Associate who is neither eligible to participate in the Plan nor has two (2) years of Continuous Service) who
     (a) was not employed by Signature Financial/Marketing, Inc.; (b) was not covered by a collective bargaining agreement; (c) was not bonus eligible (not a grade fifteen (15) or higher); (d) terminated employment with the Company on or after September 17, 1997 as a result of a closure of a facility announced on or after September 1, 1997, as determined by the Committee and (e) entered into any release and waiver agreement as requested by the Company. Notwithstanding anything herein to the contrary, to be an Eligible Location Shutdown Participant an Associate must also remain employed with the Company until the date of the Associate's permanent lay-off by the Company because of the closure of the facility.

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          2.52A  'Weekly Pay Rate' means (a) for management and administrative supervisory Eligible Location Shutdown Participants, the Eligible Location Shutdown Participant's annual base salary on the date of the announcement of the closure of the applicable facility (or for Eligible Location Shutdown Participants who are on an authorized leave of absence as approved by the Committee on the date of the announcement of the closure of the applicable facility, the Eligible Location Shutdown Participant's annual base salary on the date immediately preceding the first day of such leave of absence) divided by fifty-two (52) and (b) for wage Eligible Location Shutdown Participants, the Eligible Location Shutdown Participant's hourly base rate of pay/draw rate on the date of the announcement of the closure of the applicable facility (or for Eligible Location Shutdown Participants who are on an authorized leave of absence as approved by the Committee on the date of the announcement of the closure of the applicable facility, the Eligible Location Shutdown Participant's hourly base rate of pay/draw rate on the date immediately preceding the first day of such leave of absence) multiplied by Average Weekly Hours."

     2. The text of Section 2.51 is hereby deleted in its entirety and the following is inserted in lieu thereof:

          "'Vest', 'Vested' or 'Vesting' means the acquisition by a Participant, an Eligible Location Shutdown Participant or the Participant's or the Eligible Location Shutdown Participant's Beneficiary of a nonforfeitable right to a Retirement Benefit, except in the event of the Participant's death prior to the time prescribed for payment of such Retirement Benefit. For purposes of the Plan, Vesting occurs after five (5) Years of Service (three (3) Years of Service for benefits accrued pursuant to Section 7A.2 Annual Cash Balance Contribution and any interest accrued on such Cash
     --------------------------------
     Balance Contribution under Section 7A.4 Interest Credits, and immediately
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     for benefits accrued pursuant to Section 7A.3 Location Shutdown
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     Contribution and any interest accrued on such Location Shutdown
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     Contribution under Section 7A.4 Interest Credits) with the fifth year
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     (third year for benefits accrued pursuant to Section 7A.2 Annual Cash
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     Balance Contribution) being the completion of five (5) months of service or
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     upon Normal Retirement Date pursuant to the provisions hereof, whichever occurs first. In determining whether a Participant is Vested, the Years of Service prior to any Break in Service shall be disregarded if he was not then Vested and the number of consecutive years in which he incurred a Break in Service equals or exceeds the greater of five (5) or the aggregate number of the Participant's Years of Service prior to such Break in Service (excluding any Years of Service prior to January 1, 1976 which were disregarded under the break in service rules then in effect under the Retirement Security Plan, and excluding any Years of Service which are disregarded under the Break in Service rules of the Plan, the Prior Plans, the Jefferson Stores Plan or the Lechmere Plan)."

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     3.   The Plan is hereby amended by deleting Section 7A.1 in its entirety and inserting the following in lieu thereof:

          "7A.1  In General.  A notional account (hereinafter referred to as the
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     'Cash Balance Account') shall be established and maintained for each
     Associate who is a Participant in the Plan on or after July 1, 1997. Such Participant's Cash Balance Account shall be credited with an Annual Cash Balance Contribution in accordance with Section 7A.2 and Interest Credits in accordance with Section 7A.4. On or after July 1, 1997, a Cash Balance Account shall also be established and maintained for each Eligible Location Shutdown Participant who is not otherwise a Participant in the Plan. An Eligible Location Shutdown Participant's Cash Balance Account may be credited with a one-time Location Shutdown Contribution in accordance with
     Section 7A.3 and Interest Credits in accordance with Section 7A.4."

     4. The Plan is hereby amended by renumbering Sections 7A.3 and 7A.4 as Sections 7A.4 and 7A.5 respectively, and by adding the following as the text of
Section 7A.3:

          "Location Shutdown Contribution.
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          (a)  Each Eligible Location Shutdown Participant shall be credited with a one-time Location Shutdown Contribution in an amount equal to the amount described in Subsection (b) below, but in no event less than the amount described in Subsection (c) below. The one-time Location Shutdown Contribution shall be credited to the Cash Balance Account of each Eligible Location Shutdown Participant in the month in which the individual becomes an Eligible Location Shutdown Participant. Partial years of Continuous Service will not be counted for purposes of this Location Shutdown Contribution and Continuous Service only through the date of the closure of the Eligible Location Shutdown Participant's facility which closure is announced on or after September 1, 1997, as determined by the Committee shall be counted for purposes of Subsection (b).

          (b) The Cash Balance Account of each Eligible Location Shutdown Participant shall be credited with an amount equal to the Eligible Location Shutdown Participant's Daily Pay Rate multiplied by the number of years of Continuous Service multiplied by the number set forth in the following chart:

          Type of Associate        Applicable Number
          -----------------        -----------------

          Management and
          Administrative/Supervisory         5.0
          Wage                               2.5

          (c) Notwithstanding anything herein to the contrary, in no event shall any Eligible Location Shutdown Participant be credited with a Location Shutdown Contribution which is less than the Eligible Location Shutdown Participant's Daily Pay Rate multiplied by ten (10)."

     5. In all other respects, the Plan, as amended, shall continue in full force and effect.

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

                      MONTGOMERY WARD & CO., INCORPORATED

                       By:    /s/ Robert A. Kasenter
                             --------------------------------------------
                       Name:  Robert A. Kasenter
                       Title: Executive Vice President - Human Resources

                      ATTEST:

                       By:    /s/ Philip D. Delk
                             --------------------------------------------
                       Name:  Philip D. Delk
                       Title: Vice President, Deputy General Counsel and
                               Assistant Secretary

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